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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported) March 26, 1999
                         The Money Store Investment Corporation and
                         The Money Store of New York, Inc., as
                         Originators under a Pooling and Servicing
                         Agreement dated as of February 28, 1999
                         providing for the issuance of The Money Store
                         SBA Loan-Stacked Adjustable Rate Certificates,
                         Series 1999-1, Class A, Class M and Class B.

                     The Money Store Investment Corporation
                     and The Money Store of New York, Inc.
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              Exact name of registrant as specified in its charter

New Jersey                                             22-2293019
New York                     333-60771                 22-3143559
--------------------      -------------------       -------------------
(State or other           (Commission File           (IRS Employer ID
 jurisdiction of           Number)                     Number)
 incorporation)

707 3rd Street, West Sacramento, CA                        95606
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(Address of principle executive officers)               (Zip code)

Registrant's Telephone Number,
   including area code:                                (916) 555-1212


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         FILING OF COMPUTATIONAL MATERIALS

         This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of First Union Capital markets Corp. and Prudential Securities Incorporated (the "Underwriters") in connection with the issuance of $96,900,000 principal amount of The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1999-1. The Terms "Computational Materials" and "ABS Terms Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association. The Computational Materials are attached hereto as Exhibit 99.1. The legend, which Prudential Securities Incorporated placed on the Computational Materials is attached hereto as Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS

         EXHIBIT NO.

                     99.1 Computational Materials and ABS Term Sheets of the Underwriters.
                     99.2 Legend of Prudential Securities Incorporated for the Computational Materials.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE OF NEW YORK INC.


                                       By: /s/ Arthur Lyon
                                           -----------------------------------
                                       Name: Arthur Lyon
                                       Title: Senior Vice President


Dated: March 30, 1999


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                                  EXHIBIT INDEX


Exhibit                                                               Page
-------                                                               ----

99.1 Computational Materials and ABS Term Sheets of the Underwriters
99.2 Legend of Prudential Securities Incorporated for the Computational Materials




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